Exhibit 10.1

Execution Version

First Amendment To Revolving
Credit and Term Loan Agreement

This FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “First Amendment”) is entered into as of January 22, 2008, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); and those Lenders constituting the Required Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (the “Required Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this First Amendment:

A.            The parties hereto, among others, have entered into that certain Revolving Credit and Term Loan Agreement, dated as of December 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.            The Borrowers, the Guarantors and the Required Lenders desire to amend Section 4.2.3 of the Loan Agreement to correct a scrivener’s error and to conform to the understanding of the parties with respect to such provision.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.               The Loan Agreement is hereby amended as follows:

(a)            Section 4.2.3(b) is hereby deleted and replaced in its entirety with the following:

(b)     All payments made pursuant to subclause (ii) of Section 1) of Schedule 4.2.2, pursuant to clause (c) of Section 4.2.2, shall be applied (a) first, to fund the Unfunded Escrow until the remaining balance of the Unfunded Escrow equals zero Dollars, and (b) second, to repay the outstanding principal amount of the Term Loan (to be applied to installments of the Term Loan in direct order of maturity) pro rata among the Lenders in accordance with their respective Term Loan Commitment Percentages.

(b)            Section 4.2.3(c) is hereby deleted and replaced in its entirety with the following:

(c) All payments made pursuant to subclauses (i) and (iii) of Section 1), Section 2) and Section 3) of Schedule 4.2.2, pursuant to clause (c) of Section 4.2.2, and all payments made pursuant to clauses (d) and (e) of Section 4.2.2, shall be applied to repay the outstanding principal amount of the Term Loan (to be applied to installments of the Term Loan in direct order of maturity) pro rata among the Lenders in accordance with their respective Term Loan Commitment Percentages.

Section 2.               Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Swingline Lender, the Issuing Bank and the Administrative Agent as of the date of this First Amendment that: (a) no Default is in existence from and after, or will result from, the execution and delivery of this First Amendment, or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this First Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this First Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 3.               Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this First Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this First Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this First Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 4.               Conditions Precedent.  The agreements set forth in this First Amendment are conditional and this First Amendment shall not be effective until receipt by the Administrative Agent of a fully-executed counterpart of this First Amendment.

Section 5.              Counterparts.  This First Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 6.                First Amendment as Loan Document.  Each party hereto agrees and acknowledges that this First Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section7.               GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 8.               Successors and Assigns.  This First Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 9.                Headings.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

Section 10.             Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this First Amendment and all other instruments, documents and agreements executed and delivered in connection with this First Amendment.

Section 11.             Integration.  This First Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This First Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this First Amendment, all of which have become merged and finally integrated into this First Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this First Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this First Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.             Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS FIRST AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR

ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE CAPITAL GROUP INC.
By: __________________________
Name: _____________________
Title: ______________________

(Signatures continued on next page)

S-Borrowers
Signature page to First Amendment to Revolving Credit and Term Loan Agreement

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE/AC INVESTORS LLC
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE HOLDING TRUST
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE INVESTORS I LLC
By: __________________________
Name: _____________________
Title: ______________________

(Signatures continued on next page)

S-Guarantors
Signature page to First Amendment to Revolving Credit and Term Loan Agreement

GUARANTORS (CONT.):	CENTERLINE REIT INC.
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE SERVICING INC.
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE FINANCE CORPORATION
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE INVESTOR LP LLC
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE INVESTOR LP II LLC
By: __________________________
Name: _____________________
Title: ______________________

CENTERLINE CREDIT MANAGEMENT LLC
By: __________________________
Name: _____________________
Title: ______________________

CM INVESTOR LLC
By: __________________________
Name: _____________________
Title: ______________________

(Signatures continued on next page)

S-Guarantors
Signature page to First Amendment to Revolving Credit and Term Loan Agreement

Schedule1

Guarantors

1.	Centerline Investor LP,
2.	Centerline Investor LP II,
3.	CCC,
4.	CAHA,
5.	Centerline/AC,
6.	Holding Trust,
7.	Centerline Investors,
8.	Centerline REIT Inc.,
9.	Centerline Servicing Inc.,
10.	Centerline Finance Corporation,
11.	Credit Management, and
12.	CM Investor LLC.

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving
FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Revolving Credit and Term Loan Agreement dated as of December 27, 2007 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent, Swingline Lender and Issuing Bank.

[Name of Lender]

By: ________________________________
Name:
Title:

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments